Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 220,095,549.6
Previously Paid Amount	0
Total Fee Amount	30,395.20
Total Offset Amount	0
Net Fee	$ 30,395.20